Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 19, 2022, is made by and between SHOTSPOTTER, INC., a Delaware corporation (the "Borrower") and UMPQUA BANK, an Oregon state-chartered bank (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of September 27, 2018 (the "Original Credit Agreement"), as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2019, and as further amended by that certain Second Amendment to Credit Agreement dated as of August 14, 2020 (the Original Credit Agreement, as so amended, the "Credit Agreement").

WHEREAS, the Borrower has requested that the Lender make certain modifications to the Credit Agreement as more fully set forth herein, and the Lender is willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Recitals. The Recitals set forth above are true and correct and are incorporated herein.

2.
Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement.

3.
Amendment to Letter of Credit Subfacility. Section 2.9.1.1 of the Credit Agreement is hereby amended as follows:

2.9.1.1 Unless the Lender has received notice from any Loan Party, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 7. [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof, the Lender or any of the Lender’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall

(A) have a maximum maturity of twelve (12) months from the date of issuance (provided that the City of Detroit Letter of Credit (Letter of Credit #SB001467) shall have a maximum maturity of December 31, 2024), and (B) subject to Section

2.9.1.3 in no event expire later than the Expiration Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time,

$6,000,000.00 (the “Letter of Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 7. [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the Lender will also deliver to the Borrower a true and complete copy of such Letter of Credit or amendment.

4.
Conditions Precedent. The Borrower and the Lender acknowledge and agree that the waiver and amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent (which date shall be the “Third Amendment Effective Date”):

(a)
Amendment. The Borrower and the Lender shall have executed and delivered this Amendment.

(b)
Fees and Expenses. The Borrower shall have paid or caused to be paid to the Lender all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Lender in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

(c)
Guarantor Reaffirmation. The execution by the Guarantors of the Guarantor Reaffirmation Statement made a part of this Amendment.

(d)
Miscellaneous. Such other documents, agreements, instruments, deliverables and items as otherwise deemed necessary by the Lender.

5.
Representations, Warranties and Covenants. The Borrower covenants and agrees with and represents and warrants to the Lender as follows:

(a)
the Borrower’s obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b)
the Borrower possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower; any and all actions required or necessary pursuant to the Borrower's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower of the terms and conditions of this Amendment; the officers of the Borrower executing this Amendment are the duly elected, qualified, acting and incumbent officers of the Borrower and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower is a party or by which the Borrower or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the

Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and are full force and effect;

(c)
this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)
all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e)
no Event of Default or Default (other than the Existing Event of Default) has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower's obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(f)
the Borrower hereby ratifies and confirms in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.

6.
Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.

7.
Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

8.
Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower in all respects and shall inure to the benefit of the Lender and its successors and assigns, provided that the Borrower may not assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan

Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower and the Lender.

9.
Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Lender and save the Lender harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Lender in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

10.
Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

11.
Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

12.
Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

13.
Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

14.
Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of California and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to its conflict of laws principles.

15.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

21. Judicial Reference. In any judicial action or cause of action arising from this Amendment or otherwise, including without limitation contract and tort disputes, all decisions of fact and law shall, at the request of either party, be referred to a referee in accordance with Section 638 et seq. of the California Code of Civil Procedure if the action is before a court of any judicial district of the State of California. The referee shall prepare written findings of fact and conclusions of law, and judgment upon the referee's award shall be entered in court in which such proceeding was commenced. No provision or exercise of any right under this provision shall limit the right of the undersigned or Lender or other holder of this Amendment to exercise self-help remedies, such as foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after the pendency of any judicial reference proceeding. The exercise of a remedy does not waive the right of either party to resort to judicial reference. The parties further agree that all disputes, claims and controversies between them shall be brought in their individual capacities and not as a plaintiff or class member in any purported class or representative proceeding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SIGNATURE PAGES TO FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:
SHOTSPOTTER, INC., a Delaware corporation
By: /s/ Ralph Clark
Name: Ralph Clark
Title: Chief Executive Officer

Guarantor Reaffirmation Statement

Each of the undersigned has previously executed a Payment Guaranty dated as of December 21, 2020 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Lender in connection with the Credit Agreement. Each of the undersigned understands that the Borrower and the Lender have entered into the Amendment. Each of the undersigned: (a) acknowledges it has read the Amendment, (b) consents to the execution of the Amendment by the Borrower and consents to the matters set forth in the Amendment, (c) reaffirms its obligations under the Guaranty, (d) agrees that the Guaranty remains in full force and effect in accordance with its terms and (e) agrees that any reference in the Guaranty or any other Loan Document to the Credit Agreement means the Credit Agreement as amended by the Amendment.

Dated as of May 19, 2022.

LEEDS, LLC By: SHOTSPOTTER, INC., as Sole Member
By: /s/ Ralph Clark
Name: Ralph Clark
Title: Chief Executive Officer

FORENSIC LOGIC, LLC By: SHOTSPOTTER, INC., as Sole Member
By: /s/ Ralph Clark
Name: Ralph Clark
Title: Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UMPQUA BANK, an Oregon state-chartered bank

LENDER:

By: /s/ Lisa Fitch
Name: Lisa Fitch
Title: Senior Vice President